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                              UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

             Date of Report (date of earliest event reported):
                            NOVEMBER 11, 2004


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)

   Delaware                         1-9344                    56-0732648
_______________            _______________________          _____________
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)


Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 7.01  Regulation FD Disclosure
           ________________________

On November 11, 2004, Airgas, Inc. (the "Company") held its annual analyst meeting in Tampa, Florida. At the meeting, the Company announced certain financial targets for fiscal years 2005 through 2008 and other financial information, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under that Section. In addition, the information in this Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits
           _________________________________

(a)  None

(b)  None

(c)  Exhibits.

The following exhibit is furnished herewith.

       99.1 - Press Release dated November 11, 2004





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                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.                           AIRGAS EAST, INC.
(Registrant)                           AIRGAS GREAT LAKES, INC.
                                       AIRGAS MID AMERICA, INC.
                                       AIRGAS NORTH CENTRAL, INC.
BY:  /s/ Robert M. McLaughlin          AIRGAS SOUTH, INC.
     Robert M. McLaughlin              AIRGAS GULF STATES, INC.
     Vice President & Controller       AIRGAS MID SOUTH, INC.
                                       AIRGAS INTERMOUNTAIN, INC.
                                       AIRGAS NORPAC, INC.
                                       AIRGAS NORTHERN CALIFORNIA & NEVADA,INC.
                                       AIRGAS SOUTHWEST, INC.
                                       AIRGAS WEST, INC.
                                       AIRGAS SAFETY, INC.
                                       RUTLAND TOOL & SUPPLY CO., INC.
                                       AIRGAS CARBONIC, INC.
                                       AIRGAS SPECIALTY GASES, INC.
                                       NITROUS OXIDE CORP.
                                       RED-D-ARC, INC.
                                       AIRGAS DATA, LLC

                                       ________________________________________
                                                  (Co-Registrants)


                                       BY:  /s/ Robert M.McLaughlin
                                            Robert M. McLaughlin
                                            Vice President


                                       ATNL, INC.

                                       ________________________________________
                                                (Co-Registrant)


                                       BY:  /s/ Melanie Andrews
                                            Melanie Andrews
                                            President

DATED:     November 11, 2004